Commitments, Guarantees and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments, Guarantees and Contingencies	COMMITMENTS, GUARANTEES AND CONTINGENCIES
The disclosures in this note apply to all Registrants unless indicated otherwise.

The Registrants are subject to certain claims and legal actions arising in the ordinary course of business.  In addition, the Registrants’ business activities are subject to extensive governmental regulation related to public health and the environment.  The ultimate outcome of such pending or potential litigation against the Registrants cannot be predicted.  Management accrues contingent liabilities only when management concludes that it is both probable that a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated. When management determines that it is not probable, but rather reasonably possible that a liability has been incurred at the date of the financial statements, management discloses such contingencies and the possible loss or range of loss if such estimate can be made. Any estimated range is based on currently available information and involves elements of judgment and significant uncertainties. Any estimated range of possible loss may not represent the maximum possible loss exposure. Circumstances change over time and actual results may vary significantly from estimates.

For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.
COMMITMENTS (Applies to all Registrants except AEP Texas and AEPTCo)

The AEP System has substantial commitments for fuel, energy and capacity contracts as part of the normal course of business. Certain contracts contain penalty provisions for early termination.

In accordance with the accounting guidance for “Commitments”, the following tables summarize the Registrants’ actual contractual commitments as of December 31, 2022:

Contractual Commitments - AEP	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$1,499.8	$1,711.8	$345.4	$252.0	$3,809.0
Energy and Capacity Purchase Contracts	167.8	377.7	349.1	570.5	1,465.1
Total	$1,667.6	$2,089.5	$694.5	$822.5	$5,274.1

Contractual Commitments - APCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$840.9	$1,102.9	$263.2	$9.2	$2,216.2
Energy and Capacity Purchase Contracts	40.5	82.7	79.9	127.0	330.1
Total	$881.4	$1,185.6	$343.1	$136.2	$2,546.3

Contractual Commitments - I&M	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$200.9	$235.2	$53.3	$222.4	$711.8
Energy and Capacity Purchase Contracts	140.9	290.0	273.8	276.8	981.5
Total	$341.8	$525.2	$327.1	$499.2	$1,693.3

Contractual Commitments - OPCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Energy and Capacity Purchase Contracts	$34.4	$66.5	$63.7	$169.8	$334.4

Contractual Commitments - PSO	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$35.8	$14.5	$—	$—	$50.3
Energy and Capacity Purchase Contracts	47.1	116.3	122.8	91.4	377.6
Total	$82.9	$130.8	$122.8	$91.4	$427.9

Contractual Commitments - SWEPCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$133.7	$84.7	$—	$—	$218.4
Energy and Capacity Purchase Contracts	10.1	31.6	13.2	—	54.9
Total	$143.8	$116.3	$13.2	$—	$273.3

(a)Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.
GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.”  There is no collateral held in relation to any guarantees.  In the event any guarantee is drawn, there is no recourse to third-parties unless specified below.

Letters of Credit (Applies to AEP and AEP Texas)

Standby letters of credit are entered into with third-parties.  These letters of credit are issued in the ordinary course of business and cover items such as natural gas and electricity risk management contracts, construction contracts, insurance programs, security deposits and debt service reserves.

AEP has $4 billion and $1 billion revolving credit facilities due in March 2027 and 2024, respectively, under which up to $1.2 billion may be issued as letters of credit on behalf of subsidiaries. As of December 31, 2022, no letters of credit were issued under the revolving credit facility.

An uncommitted facility gives the issuer of the facility the right to accept or decline each request made under the facility. AEP issues letters of credit on behalf of subsidiaries under five uncommitted facilities totaling, as of December 31, 2022, $400 million. The Registrants’ maximum future payments for letters of credit issued under the uncommitted facilities as of December 31, 2022 were as follows:

Company	Amount	Maturity
	(in millions)
AEP	$287.4	January 2023 to December 2023
AEP Texas	1.8	July 2023
Guarantees of Equity Method Investees (Applies to AEP)

In 2019, AEP acquired a 50% ownership interest in five non-consolidated renewable joint ventures and two renewable tax equity partnerships. Parent issued guarantees over the performance of the joint ventures. If a joint venture were to default on payments or performance, Parent would be required to make payments on behalf of the joint venture. In September 2022, AEP signed a PSA with a nonaffiliate for AEP’s interest in Flat Ridge 2, one of the five non-consolidated joint ventures. The transaction closed in the fourth quarter of 2022. As of December 31, 2022, the maximum potential amount of future payments associated with the remaining guarantees was $59 million, with the last guarantee expiring in December 2035. The non-contingent liability recorded associated with these guarantees was $5 million, with an additional $1 million expected credit loss liability for the contingent portion of the guarantees. In accordance with the accounting guidance for guarantees, the initial recognition of the non-contingent liabilities increased AEP’s carrying values of the respective equity method investees. Management considered historical losses, economic conditions, and reasonable and supportable forecasts in the calculation of the expected credit loss. As the joint ventures generate cash flows through PPAs, the measurement of the contingent portion of the guarantee liability is based upon assessments of the credit quality and default probabilities of the respective PPA counterparties.

Indemnifications and Other Guarantees

Contracts

The Registrants enter into certain types of contracts which require indemnifications.  Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements.  Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters.  With respect to sale agreements, exposure generally does not exceed the sale price.  As of December 31, 2022, there were no material liabilities recorded for any indemnifications.

AEPSC conducts power purchase-and-sale activity on behalf of APCo, I&M, KPCo and WPCo, who are jointly and severally liable for activity conducted on their behalf.  AEPSC also conducts power purchase-and-sale activity on behalf of PSO and SWEPCo, who are jointly and severally liable for activity conducted on their behalf.

Lease Obligations

Certain Registrants lease equipment under master lease agreements.  See “Master Lease Agreements” and “AEPRO Boat and Barge Leases” sections of Note 13 for additional information.
ENVIRONMENTAL CONTINGENCIES (Applies to All Registrants except AEPTCo)

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF.  Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized.  In addition, the generation plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and non-hazardous materials.  The Registrants currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that are released to the environment.  The Federal EPA administers the clean-up programs.  Several states enacted similar laws.  As of December 31, 2022, AGR, APCo, OPCo and SWEPCo are named as a Potentially Responsible Party (PRP) for one, one, two and one sites, respectively, by the Federal EPA for which alleged liability is unresolved.  There are 11 additional sites for which APCo, I&M, KPCo, OPCo and SWEPCo received information requests which could lead to PRP designation.  I&M has also been named potentially liable at two sites under state law and AEP Texas and SWEPCo share potential liability under state law at another site. In those instances where a PRP or defendant has been named, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories.  Liability has been resolved for a number of sites with no significant effect on net income.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability.  Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often non-hazardous.  Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises.  As of December 31, 2022, management’s estimates do not anticipate material clean-up costs for identified Superfund sites.

NUCLEAR CONTINGENCIES (APPLIES TO AEP AND I&M)

I&M owns and operates the two-unit 2,296 MW Cook Plant under licenses granted by the NRC.  I&M has a significant future financial commitment to dispose of SNF and to safely decommission and decontaminate the plant.  The licenses to operate the two nuclear units at the Cook Plant expire in 2034 and 2037. Management is currently evaluating applying for license extensions for both units.  The operation of a nuclear facility also involves special risks, potential liabilities and specific regulatory and safety requirements.  By agreement, I&M is partially liable, together with all other electric utility companies that own nuclear generation units, for a nuclear power plant incident at any nuclear plant in the U.S.  Should a nuclear incident occur at any nuclear power plant in the U.S., the resultant liability could be substantial.

Decommissioning and Low-Level Waste Accumulation Disposal

The costs to decommission a nuclear plant are affected by NRC regulations and the SNF disposal program.  Decommissioning costs are accrued over the service life of Cook Plant.  The most recent decommissioning cost study was performed in 2021.  According to that study, the estimated cost of decommissioning and disposal of low-level radioactive waste was $2.2 billion in 2021 non-discounted dollars, with additional ongoing costs of $7 million per year for post decommissioning storage of SNF and an eventual cost of $33 million for the subsequent decommissioning of the SNF storage facility, also in 2021 non-discounted dollars. I&M recovers estimated decommissioning costs for the Cook Plant in its rates.  The amounts recovered in rates were $2 million, $4 million and $4 million for the years ended December 31, 2022, 2021 and 2020, respectively.  Decommissioning costs recovered from customers are deposited in external trusts.

As of December 31, 2022 and 2021, the total decommissioning trust fund balances were $3 billion and $3.5 billion, respectively.  The decrease in the trust fund balance was driven by unfavorable investment performance in 2022. Trust fund earnings increase the fund assets and may decrease the amount remaining to be recovered from customers. Trust fund losses decrease the fund assets and may increase the amount remaining to be recovered from customers.  The decommissioning costs (including unrealized gains and losses, interest and trust funds expenses) increase or decrease the recorded liability.

I&M continues to work with regulators and customers to establish rates designed to collect the estimated costs of decommissioning the Cook Plant.  However, future net income and cash flows would be reduced and financial condition could be impacted if the cost of SNF disposal and decommissioning increases and cannot be recovered.

Spent Nuclear Fuel Disposal

The federal government is responsible for permanent SNF disposal and assesses fees to nuclear plant owners for SNF disposal.  A fee of one-mill per KWh for fuel consumed after April 6, 1983 at the Cook Plant was collected from customers and remitted to the DOE through May 14, 2014. In May 2014, pursuant to court order from the U.S Court of Appeals for the District of Columbia Circuit, the DOE adjusted the fee to $0. As of December 31, 2022 and 2021, fees and related interest of $286 million and $281 million, respectively, for fuel consumed prior to April 7, 1983 were recorded as Long-term Debt and funds collected from customers along with related earnings totaling $330 million and $329 million, respectively, to pay the fee, were recorded as part of Spent Nuclear Fuel and Decommissioning Trusts on the balance sheets.  I&M has not paid the government the pre-April 1983 fees due to continued delays and uncertainties related to the federal disposal program.

In 2011, I&M signed a settlement agreement with the federal government which permits I&M to make annual filings to recover certain SNF storage costs incurred as a result of the government’s delay in accepting SNF for permanent storage.  Under the settlement agreement, I&M received $3 million, $14 million and $24 million in 2022, 2021 and 2020, respectively, to recover costs and will be eligible to receive additional payment of annual claims for allowed costs that are incurred through December 31, 2022.  The proceeds reduced costs for dry cask storage.  As of December 31, 2022 and 2021, I&M deferred $21 million and $3 million, respectively, in Prepayments and Other Current Assets and $3 million and $21 million, respectively, in Deferred Charges and Other Noncurrent Assets on the balance sheets for dry cask storage and related operation and maintenance costs for recovery under this agreement. See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 11 for additional information.

Nuclear Insurance

I&M carries nuclear property insurance of $2.7 billion to cover a nuclear incident at Cook Plant including coverage for decontamination and stabilization, as well as premature decommissioning caused by a nuclear incident.  Insurance coverage for a nonnuclear property incident at Cook Plant is $500 million.  Additional insurance provides coverage for a weekly indemnity payment resulting from an insured accidental outage.  I&M utilizes industry mutual insurers for the placement of this insurance coverage.  Coverage from these industry mutual insurance programs require a contingent financial obligation of up to $41 million for I&M, which is assessable if the insurer’s financial resources would be inadequate to pay for industry losses.

The Price-Anderson Act, extended through December 31, 2025, establishes insurance protection for public nuclear liability arising from a nuclear incident of $13.7 billion and applies to any incident at a licensed reactor in the U.S.  Commercially available insurance, which must be carried for each licensed reactor, provides $450 million of primary coverage.  In the event of a nuclear incident at any nuclear plant in the U.S., the remainder of the liability would be provided by a deferred premium assessment of $275 million per nuclear incident on Cook Plant’s reactors payable in annual installments of $41 million.  The number of incidents for which payments could be required is not limited.

In the event of an incident of a catastrophic nature, I&M is covered for public nuclear liability for the first $450 million through commercially available insurance.  The next level of liability coverage of up to $13.2 billion would be covered by claim premium assessments made under the Price-Anderson Act. In the event nuclear losses or liabilities are underinsured or exceed accumulated funds, I&M would seek recovery of those amounts from customers through a rate increase. If recovery from customers is not possible, it could reduce future net income and cash flows and impact financial condition.
OPERATIONAL CONTINGENCIES

Insurance and Potential Losses

The Registrants maintain insurance coverage normal and customary for electric utilities, subject to various deductibles.  The Registrants also maintain property and casualty insurance that may cover certain physical damage or third-party injuries caused by cyber security incidents. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions.  Covered property generally includes power plants, substations, facilities and inventories.  Excluded property generally includes transmission and distribution lines, poles and towers.  The insurance programs also generally provide coverage against loss arising from certain claims made by third-parties and are in excess of retentions absorbed by the Registrants.  Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers. See “Nuclear Contingencies” section above for additional information.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to a cyber security incident or damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant.  Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Rockport Plant Litigation (Applies to AEP and I&M)

In 2013, the Wilmington Trust Company filed suit in the U.S. District Court for the Southern District of New York against AEGCo and I&M alleging that it would be unlawfully burdened by the terms of the modified NSR consent decree after the Rockport Plant, Unit 2 lease expiration in December 2022.  The terms of the consent decree allow the installation of environmental emission control equipment, repowering, refueling or retirement of the unit.  The plaintiffs sought a judgment declaring that the defendants breached the lease, must satisfy obligations related to installation of emission control equipment and indemnify the plaintiffs.

After the litigation proceeded at the district court and appellate court, in April 2021, I&M and AEGCo reached an agreement to acquire 100% of the interests in Rockport Plant, Unit 2 for $116 million from certain financial institutions that own the unit through trusts established by Wilmington Trust, the nonaffiliated owner trustee of the ownership interests in the unit. The transaction closed at the expiration of the Rockport Plant, Unit 2 lease in December 2022 and also resulted in a final settlement of, and release of claims in, the lease litigation.

Subsequent to the end of the Rockport Plant, Unit 2 lease in December 2022, AEGCo’s 50% ownership share of Rockport Plant, Unit 2 is being billed to I&M under a FERC-approved UPA. I&M’s purchased power from AEGCo and I&M’s 50% ownership share of Rockport Plant, Unit 2 electricity generated represent a merchant resource for I&M until Rockport Plant, Unit 2 is retired in 2028. A 2021 IURC order approved a settlement agreement addressing the future use of Rockport Plant, Unit 2 as a short-term capacity resource through the June 2023 - May 2024 PJM planning year. The MPSC issued an order in February 2023 approving the settlement agreement on I&M’s 2022 Integrated Resource Plan (IRP) filing, which included certain cost recovery for the remaining net book value of leasehold improvements made during the term of the Rockport Plant, Unit 2 lease and future use of Rockport Plant, Unit 2 as a capacity resource. If I&M cannot recover its future investment and expenses related to the merchant share of Rockport Plant Unit 2, it could reduce future net income and cash flows and impact financial condition.
Claims Challenging Transition of American Electric Power System Retirement Plan to Cash Balance Formula

Four participants in The American Electric Power System Retirement Plan (the Plan) filed a class action complaint in December 2021 in the U.S. District Court for the Southern District of Ohio against AEPSC and the Plan. When the Plan’s benefit formula was changed in the year 2000, AEP provided a special provision for employees hired before January 1, 2001, allowing them to continue benefit accruals under the then benefit formula for a full 10 years alongside of the new cash balance benefit formula then being implemented.  Employees who were hired on or after January 1, 2001 accrued benefits only under the new cash balance benefit formula.  The plaintiffs assert a number of claims on behalf of themselves and the purported class, including that: (a) the Plan violates the requirements under the Employee Retirement Income Security Act (ERISA) intended to preclude back-loading the accrual of benefits to the end of a participant’s career, (b) the Plan violates the age discrimination prohibitions of ERISA and the Age Discrimination in Employment Act and (c) AEP failed to provide required notice regarding the changes to the Plan. Among other relief, the Complaint seeks reformation of the Plan to provide additional benefits and the recovery of plan benefits for former employees under such reformed plan. The plaintiffs previously had submitted claims for additional plan benefits to AEP, which were denied. On February 15, 2022, AEPSC and the Plan filed a motion to dismiss the complaint for failure to state a claim. On August 16, 2022, the district court granted the motion to dismiss the complaint without prejudice. The plaintiffs filed a motion for leave to file an amended complaint, which the Court denied on December 1, 2022. The plaintiffs did not file an appeal by the deadline of January 3, 2023.

Litigation Related to Ohio House Bill 6 (HB 6) (Applies to AEP and OPCo)

In 2019, Ohio adopted and implemented HB 6 which benefits OPCo by authorizing rate recovery for certain costs including renewable energy contracts and OVEC’s coal-fired generating units. OPCo engaged in lobbying efforts and provided testimony during the legislative process in connection with HB 6. In July 2020, an investigation led by the U.S. Attorney’s Office resulted in a federal grand jury indictment of an Ohio legislator and associates in connection with an alleged racketeering conspiracy involving the adoption of HB 6. After AEP learned of the criminal allegations against the Ohio legislator and others relating to HB 6, AEP, with assistance from outside advisors, conducted a review of the circumstances surrounding the passage of the bill. Management does not believe that AEP was involved in any wrongful conduct in connection with the passage of HB 6.

In August 2020, an AEP shareholder filed a putative class action lawsuit in the U.S. District Court for the Southern District of Ohio against AEP and certain of its officers for alleged violations of securities laws. The amended complaint alleged misrepresentations or omissions by AEP regarding: (a) its alleged participation in or connection to public corruption with respect to the passage of HB 6 and (b) its regulatory, legislative, political contribution, 501(c)(4) organization contribution and lobbying activities in Ohio. The complaint sought monetary damages, among other forms of relief. In December 2021, the district court issued an opinion and order dismissing the securities litigation complaint with prejudice, determining that the complaint failed to plead any actionable misrepresentations or omissions. The plaintiffs did not appeal the ruling.

In January 2021, an AEP shareholder filed a derivative action in the U.S. District Court for the Southern District of Ohio purporting to assert claims on behalf of AEP against certain AEP officers and directors. In February 2021, a second AEP shareholder filed a similar derivative action in the Court of Common Pleas of Franklin County, Ohio. In April 2021, a third AEP shareholder filed a similar derivative action in the U.S. District Court for the Southern District of Ohio and a fourth AEP shareholder filed a similar derivative action in the Supreme Court for the State of New York, Nassau County. These derivative complaints allege the officers and directors made misrepresentations and omissions similar to those alleged in the putative securities class action lawsuit filed against AEP. The derivative complaints together assert claims for: (a) breach of fiduciary duty, (b) waste of corporate assets, (c) unjust enrichment, (d) breach of duty for insider trading and (e) contribution for violations of sections 10(b) and 21D of the Securities Exchange Act of 1934; and seek monetary damages and changes to AEP’s corporate governance and internal policies among other forms of relief. The court entered a scheduling order in the New York state court derivative action staying the case other than with respect to briefing the motion to dismiss. AEP filed substantive and forum-based motions to dismiss on April 29, 2022. On September 13, 2022, the New York state court granted the forum-based motion to dismiss with prejudice and the plaintiffs subsequently filed a notice of appeal with the New York appellate court. On January 20, 2023, the New York plaintiff filed a motion to intervene in the pending Ohio federal court action and withdrew his appeal in New York on January 24, 2023. AEP filed a brief in opposition to intervention on February 3, 2023. The two derivative actions pending in federal district court in Ohio have been consolidated and the plaintiffs in the consolidated action filed an amended complaint. AEP filed a motion to dismiss the amended complaint on May 3, 2022 and briefing on the motion to dismiss has been completed. Discovery remains stayed pending the district court’s ruling on the motion to dismiss. The plaintiff in the Ohio state court case advised that they no longer agreed to stay the proceedings, therefore, AEP filed a motion to continue the stays of proceedings on May 20, 2022 and the plaintiff filed an amended complaint on June 2, 2022. On June 15, 2022, the Ohio state court entered an order continuing the stays of that case until the resolution of the consolidated derivative actions pending in Ohio federal district court. The defendants will continue to defend against the claims. Management is unable to determine a range of potential losses that is reasonably possible of occurring.

In March 2021, AEP received a litigation demand letter from counsel representing a purported AEP shareholder. The litigation demand letter is directed to the Board of Directors of AEP and contains factual allegations involving HB 6 that are generally consistent with those in the derivative litigation filed in state and federal court. The letter demands, among other things, that the AEP Board undertake an independent investigation into alleged legal violations by directors and officers, and that, following such investigation, AEP commence a civil action for breaches of fiduciary duty and related claims and take appropriate disciplinary action against those individuals who allegedly harmed the company. The shareholder that sent the letter has since withdrawn the litigation demand, which is now terminated and of no further effect.

In May 2021, AEP received a subpoena from the SEC’s Division of Enforcement seeking various documents, including documents relating to the passage of HB 6 and documents relating to AEP’s policies and financial processes and controls. In August 2022, AEP received a second subpoena from the SEC seeking various additional documents relating to its ongoing investigation. AEP is cooperating fully with the SEC’s investigation, which has included taking testimony from certain individuals. Although the outcome of the SEC’s investigation cannot be predicted, management does not believe the results of this investigation will have a material impact on financial condition, results of operations or cash flows.

Claims for Indemnification Related to Damages Resulting from the Federal EPA’s Denial of Alternative Closure Deadline for Gavin Plant and Associated Findings of Compliance

In November 2022, the Federal EPA issued a final decision denying Gavin Power LLC’s requested extension to allow a CCR surface impoundment at the Gavin Power Station to continue to receive CCR and non-CCR waste streams after April 11, 2021 until May 4, 2023 (the Gavin Denial). As part of the Gavin Denial, the Federal EPA made several determinations related to the CCR Rule (see “Environmental Issues - Coal Combustion Residual (CCR) Rule” section of Management’s Discussion and Analysis of Financial Condition and Results of Operations for additional information), including a determination that the closure of the 300 acre unlined fly ash reservoir (FAR) is noncompliant with the CCR Rule in multiple respects. The Gavin Power Station was formerly owned and operated by AEP and was sold to Gavin Power LLC and Lightstone Generation LLC in 2017. Pursuant to the PSA, AEP maintained responsibility to complete closure of the FAR in accordance with the closure plan approved by the Ohio EPA which was completed in July 2021. The PSA contains indemnification provisions, pursuant to which the owners of the Gavin Power Station have notified AEP they believe they are entitled to indemnification for any damages that may result from the Gavin Denial, as well as any future enforcement or litigation resulting from the Federal EPA’s determinations of noncompliance with various aspects of the CCR Rule as part of the Gavin Denial. Management does not believe that the owners of the Gavin Power Station have any valid claim for indemnity or otherwise against AEP under the PSA. In addition, Gavin Power LLC, several AEP subsidiaries, and other parties have filed Petitions for Review of the Gavin Denial with the U.S. Court of Appeals for the District of Columbia Circuit. Management is unable to determine a range of potential losses that is reasonably possible of occurring.